UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2018

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 12, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (1) the election of two Class III directors named in the proxy statement related to the Annual Meeting; (2) the ratification of the selection of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; (3) the approval to increase authorized shares under Atossa Genetics 2010 Stock Option and Incentive Plan by 6,000,000 shares; (4) approval of an amendment (in the event it is deemed by the Atossa’s Board of Directors to be advisable) to Atossa’s certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of Atossa’s common stock at a ratio within the range of 1:3 up to a split of 1:15, as determined by the Atossa’s Board of Directors; (5) the approval of an amendment to the certificate of incorporation to increase the number of authorized shares of common stock by 100,000,000 shares; (6) to conduct an advisory (non-binding) vote on the compensation of our named executive officers as described in the proxy statement related to the Annual Meeting; (7) an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation; and (8) the transaction of any other business that may properly come before the meeting or any adjournment thereof.

The number of shares of common stock entitled to vote at the Annual Meeting was 31,822,741. The number of shares of common stock present or represented by valid proxy at the annual meeting was 23,073,057. All proposals passed except proposals 4 and 5. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, other than proposals 4 and 5, are set forth below:

(i)	Election of two Class III Directors

The stockholders elected two Class III directors as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Shu-Chih Chen	6,455,645	1,320,215	15,297,197
Lawrence Remmel	6,449,833	1,326,027	15,297,197

(ii)	Ratification of Auditors

The stockholders ratified the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,425,441	1,097,055	1,550,561	0

(iii)	Increase Authorized Shares under Option Plan

The stockholders approved an increase of 6,000,000 shares to the option plan as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,257,123	2,349,198	169,539	15,297,197

(iv)	Non-binding Vote on Executive Compensation

The stockholders approved an advisory non-binding vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,828,179	2,717,507	230,174	15,297,197

(v)	Non-binding Vote on Frequency of Say-on-Pay

The stockholders approved an advisory non-binding vote on the frequency of the vote on executive compensation as follows:

Annual	Biennial	Triennial	Abstain	Broker Non-Votes
5,438,719	1,379,973	371,487	585,681	15,297,197

At the time of the 2018 Annual Meeting, there were insufficient votes to pass proposal 4 to authorize the reverse split in a range of 1:3 to 1:15, and proposal 5 to increase the authorized shares of common stock by 100,000,000 shares. Given the importance of these proposals, the meeting was adjourned to allow additional time for voting on these proposals. The meeting will reconvene at 1 p.m. PDT on April 19, 2018 at 107 Spring Street, Seattle, Washington 98104. During the period of adjournment the Company will continue to accept stockholder votes on these proposals.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2018	Atossa Genetics Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary